Events after the reporting period	12 Months Ended
Mar. 31, 2019
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Events after the reporting period

33. Events after the reporting period

On April 16, 2019, the Board of Directors approved a proposal to buy back up to 323,076,923 equity shares of the Company for an aggregate amount not exceeding ₹ 105,000 million, being 5.35% of total paid-up equity share capital as at March 31, 2019, at a price of ₹ 325 per equity share. Subsequently, vide resolution dated June 1, 2019 the shareholders approved the buyback of equity shares through postal ballot/e-voting. The Company will file the draft letter of offer with the Securities and Exchange Board of India in due course for its approval and will open the buyback offer for tendering of shares by the shareholders, following approval from the Securities and Exchange Board of India. The buyback is proposed to be made from all existing shareholders of the Company as on the record date for the buyback, i.e., June 21, 2019, on a proportionate basis under the “tender offer” route in accordance with the provisions contained in the Securities and Exchange Board of India (Buy-back of Securities) Regulations, 2018 and the Companies Act, 2013 and rules made thereunder.

On June 4, 2019, the Company entered into a definitive agreement to acquire International TechneGroup Incorporated, a global digital engineering and manufacturing solutions company for a consideration of US$45 million. The acquisition is subject to customary closing conditions and regulatory approvals and is expected to close in the quarter ending September 30, 2019.